SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          20-Dec-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


New York            333-5961             13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-4, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated August 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report d20-Dec-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1                                            0    48860966  20-Dec-99
IIPP-A-1         170                               0   169189986  20-Dec-99
IIIPP-A-         784                  4,2          0   782095723  20-Dec-99
IVPP-A-1                                           0    47351400  20-Dec-99
P                                NA                0     3204609  20-Dec-99
X                    NA                            0     4089551  20-Dec-99
C-B-1                                              0    20965177  20-Dec-99
C-B-2                                              0     8827443  20-Dec-99
C-B-3                                              0     2758575  20-Dec-99
C-B-4                                              0     4413721  20-Dec-99
C-B-5                                              0     2206860  20-Dec-99
C-B-6                                              0     2206860  20-Dec-99
C-B-7                                              0     2758579  20-Dec-99
A-R                                                0           0  20-Dec-99
TOTAL:        1,098,                  6,0          0  1094839901  20-Dec-99


         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    982.09562     2.39334  5.52429   979.70228 20-Dec-99
IIPP-A-1   993.77766     7.94221  5.59000   985.83545 20-Dec-99
IIIPP-A-   992.33357     2.56205  5.37514   989.77152 20-Dec-99
IVPP-A-1   990.15593     3.88899  5.36334   986.26695 20-Dec-99
P          996.62382     3.75247NA          992.87134 20-Dec-99
X          991.80190NA            5.37226   985.03921 20-Dec-99
C-B-1      997.45617     0.85960  5.44620   996.59658 20-Dec-99
C-B-2      997.45617     0.85960  5.44620   996.59658 20-Dec-99
C-B-3      997.45618     0.85960  5.44620   996.59658 20-Dec-99
C-B-4      997.45617     0.85960  5.44620   996.59658 20-Dec-99
C-B-5      997.45617     0.85960  5.44620   996.59658 20-Dec-99
C-B-6      997.45617     0.85960  5.44620   996.59658 20-Dec-99
C-B-7      997.45620     0.85960  5.44620   996.59660 20-Dec-99
A-R          0.00000     0.00000  0.40000     0.00000 20-Dec-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:         31-Dec-99